UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 3, 2015

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------- (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(c)
As previously announced, on February 3, 2015, Edgar J. Purvis, Jr. was promoted to Chief Operating Officer of Emerson Electric Co., succeeding Edward L. Monser, who will continue as the Company’s President.
In connection with his promotion, Mr. Purvis’s base salary was increased to $650,000.  In addition, he received an award of 15,000 performance share units under the Company’s 2013 performance shares program, which are subject to the achievement of the performance targets over a four-year performance period ending at the end of fiscal 2016, as well as 30,000 stock options.  For additional information on performance shares and stock options, please see “Executive Compensation” in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders.

Item 5.02(e)

At the Company’s Annual Meeting of Stockholders on February 3, 2015, the Company’s stockholders approved the Emerson Electric Co. 2015 Incentive Shares Plan (the “Plan”). The text of the Plan, and the description of the Plan on pages 44-51 of the Company’s Proxy Statement dated December 12, 2014 (the “Proxy Statement”), which are listed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The final results for each of the matters submitted to a vote at the Company’s 2015 Annual Meeting of Stockholders held on February 3, 2015 are as follows:
Proposal 1: The five Directors named in the Proxy Statement were elected by the stockholders, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
A. F. Golden	453,847,999	33,036,362	100,938,558
W. R. Johnson	456,256,256	30,628,105	100,938,558
C. Kendle	475,311,140	11,573,221	100,938,558
J. S. Turley	473,755,314	13,129,047	100,938,558
A. A. Busch III	467,301,895	19,582,466	100,938,558
Proposal 2: The Company's executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the stockholders set forth below:

For	Against	Abstain	Broker Non-Votes
455,921,142	26,647,460	4,315,759	100,938,558

Proposal 3: The Company's 2015 Incentive Shares Plan, as described in the Proxy Statement, was approved by the votes of the stockholders set forth below:

For	Against	Abstain	Broker Non-Votes
457,386,504	25,334,257	4,163,600	100,938,558

Proposal 4: The performance measures under the Company's Annual Incentive Plan, as described in the Proxy Statement, were reapproved by the votes of the stockholders set forth below:

For	Against	Abstain	Broker Non-Votes
471,576,552	11,145,897	4,161,912	100,938,558

Proposal 5: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2015 was ratified by the stockholders, by the votes set forth below:

For	Against	Abstain
578,198,570	6,403,088	3,221,261

Proposal 6: The stockholder proposal requesting the issuance of a sustainability report, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
158,979,432	245,711,927	82,193,002	100,938,558

Proposal 7: The stockholder proposal requesting issuance of a political contributions report, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
126,438,592	289,230,308	71,215,461	100,938,558

Proposal 8: The stockholder proposal requesting issuance of a lobbying report, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
165,737,211	250,461,735	70,685,415	100,938,558

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number        Description of Exhibits
10.1            Emerson Electric Co. 2015 Incentive Shares Plan, incorporated by reference to Emerson
Electric Co. 2015 Proxy Statement dated December 12, 2014, Appendix B.

10.2            Description of the Emerson Electric Co. 2015 Incentive Shares Plan, incorporated by reference to pages 44-51 of the Emerson Electric Co. 2015 Proxy Statement dated
December 12, 2014.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)
Date: February 6, 2015	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary

EXHIBIT INDEX
Exhibit Number        Description of Exhibits
10.1            Emerson Electric Co. 2015 Incentive Shares Plan, incorporated by reference to Emerson
Electric Co. 2015 Proxy Statement dated December 12, 2014, Appendix B.

10.2            Description of the Emerson Electric Co. 2015 Incentive Shares Plan, incorporated by reference to pages 44-51 of the Emerson Electric Co. 2015 Proxy Statement dated
December 12, 2014.